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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 30, 2007

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                      000-21139               38-3185711
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

Operating Report

On January 30, 2007, Dura Automotive Systems, Inc. (collectively referred to as
"DURA", "Company", "we", "our" and "us") and its United States ("U.S.") and
Canadian subsidiaries (the "Debtors") filed their unaudited combined Monthly
Operating Report for the month ended December 31, 2006 (the "Monthly Operating
Report") with the United States ("U.S.") Bankruptcy Court for the
District of Delaware (the "Bankruptcy Court") (In re DURA's Case No. 06-112202
(KJC)). Exhibit 99(a) to this Current Report on Form 8-K contains the unaudited combined Monthly Operating Report as filed with the Court.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Company's non U.S. and non
Canadian subsidiaries have not filed for bankruptcy protection, and financial information regarding such subsidiaries is not part of the combined group included in the Monthly Operating Report. The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America
("GAAP"), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report.
There can be no assurance that such information is complete. The Monthly
Operating Report for December 2006 is subject to year end adjustments in its entirety. We are in process of completing our year end reporting and audit. The
Monthly Operating Report may be subject to revision. The Monthly Operating
Report is in a format required by the U.S. Bankruptcy Code ("Bankruptcy Code") and should not be used for investment purposes. The information in the Monthly
Operating Report should not be viewed as indicative of future results.

Additional information regarding DURA's filing under the Bankruptcy Code, including access to court documents and other general information about the chapter 11 cases, is also available online at www.duraauto.com.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and is not deemed "filed" for purposes of Section 18 of the Securities Exchange
Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission ("SEC") shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibit being filed as part of this report, as well as other statements made by DURA may contain forward-looking statements within the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995, that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern;
the ability of the Company to operate pursuant to the terms of the debtor-in-possession facility; the Company's ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of


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the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates;
the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC including the risk factors in Part I. Item 1A. Risk Factors, contained therein. DURA disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various prepetition liabilities, common stock and/or other equity securities.
Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of DURA's common stock receiving no distribution on account of their interest and cancellation of their interests.
Holders of DURA's common stock and other equity interests (such as options) should assume that they will not receive value as part of a plan of reorganization. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing and the filing of its chapter 11 reorganization cases, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in DURA's common stock or other equity interests or any claims relating to prepetition liabilities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

This amendment is being furnished to fully conform the attached financial statements to those filed with the United States ("U.S.") Bankruptcy Court for the District of Delaware.

(c) Exhibits. The following exhibit is being furnished as part of this report.

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
EXHIBIT
 NUMBER                                 DESCRIPTION
-------   ----------------------------------------------------------------------
99(a)     Dura Automotive Systems, Inc. Monthly Operating Report for the Month
          Ended December 31, 2006

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 31, 2007.

                                        DURA AUTOMOTIVE SYSTEMS, INC.


Date: January 31, 2007                  By: /s/ David L. Harbert
                                            ------------------------------------
                                            David L. Harbert
                                            Vice President Chief Financial
                                            Officer


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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                                 DESCRIPTION
-------   ----------------------------------------------------------------------
99(a)     Dura Automotive Systems, Inc. Monthly Operating Report for the Month
          Ended December 31, 2006


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